UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 28, 2021

 (Exact name of the registrant as specified in its charter)

Delaware	001-36636	05-0412693
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

         One Citizens Plaza
          Providence, RI                                  02903
    (Address of principal executive offices)                        (Zip Code)

Registrant’s telephone number, including area code: (401) 456-7000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On July 28, 2021, Citizens Financial Group, Inc., a Delaware corporation (“Citizens”), and Investors Bancorp, Inc., a Delaware corporation (“Investors”), issued a joint press release announcing that they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, among other things, Investors will merge with and into Citizens with Citizens as the surviving corporation, on the terms and subject to the conditions set forth therein. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

In addition, Citizens and Investors provided supplemental information regarding the proposed transaction in connection with presentations to analysts and investors. A copy of the investor presentation is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.
 (d) Exhibits

Exhibit Number	Description

Exhibit 99.1	Joint Press Release of Citizens Financial Group, Inc. and Investors Bancorp, Inc., dated July 28, 2021.

Exhibit 99.2	Investor Presentation of Citizens Financial Group, Inc. and Investors Bancorp, Inc., dated July 28, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed herewith include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of Citizens and Investors. Words such as “anticipates," "believes," "estimates," "expects," "forecasts," "intends," "plans," "projects," “targets,” “designed,” "could," "may," "should," "will" or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on Citizens’ and Investors’ current expectations and assumptions regarding Citizens’ and Investors’ businesses, the economy, and other future conditions.

Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect Citizens’ and/or Investors’ future financial results and performance and could cause the actual results, performance or achievements of Citizens and/or Investors to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where Citizens and Investors do business, (2) disruption to the parties’ businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between Citizens and Investors, (4) the risk that the integration of Citizens’ and Investors’ operations will be materially delayed or will be more costly or difficult than expected or that Citizens and Investors are otherwise unable to successfully integrate their businesses, (5) the failure to obtain the necessary approvals of the stockholders of Investors, (6) the outcome of any legal proceedings that may be instituted against Citizens and/or Investors, (7) the failure to obtain required governmental approvals or a delay in obtaining such approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (8) reputational risk and potential adverse reactions of Citizens’ and/or Investors’ customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (9) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (10) delays in closing the proposed merger, (11) the possibility that the proposed merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (12) the dilution caused by Citizens’ issuance of additional shares of its capital stock in connection with the proposed transaction, (13) general competitive, economic, political and market conditions, (14) other factors that may affect future results of Investors and/or Citizens including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (15) the impact of the ongoing global COVID-19 pandemic on Citizens’ and/or Investors’ businesses, the ability to complete the proposed transaction and/or any of the other foregoing risks.

Except to the extent required by applicable law or regulation, each of Citizens and Investors disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included in this communication to reflect future events or developments. Further information regarding Citizens, Investors and factors which could affect the forward-looking statements contained herein can be found in Citizens’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the Securities and Exchange Commission (the “SEC”), and in Investors’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020, its subsequent Quarterly Reports on Form 10-Q, and its other filings with the SEC.

Additional Information and Where to Find It

In connection with the proposed transaction, Citizens will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement of Investors that will be sent to Investors’ stockholders seeking certain approvals related to the proposed transaction, and a prospectus of Citizens.

The information contained herein does not constitute an offer to sell or a solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND SECURITY HOLDERS OF INVESTORS AND CITIZENS AND THEIR RESPECTIVE AFFILIATES ARE URGED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT AND PROSPECTUS TO BE INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT INVESTORS, CITIZENS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain a free copy of the registration statement, including the proxy statement and prospectus contained therein, as well as other relevant documents filed with the SEC containing information about Investors and Citizens, without charge, at the SEC’s website (http://www.sec.gov). Copies of documents filed with the SEC by Citizens will be made available free of charge in the “SEC Filings” section of will’s website, https://investor.citizensbank.com/about-us/investor-relations/financial-information/sec-filings.aspx. Copies of documents filed with the SEC by Investors will be made available free of charge in the “Investor Relations” section of Investors’ website, https://www.myinvestorsbank.com/Investor-Relations, under the heading “SEC Filings.”

Participants in Solicitation

Investors and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction under the rules of the SEC. Citizens and its directors and officers are not a participant in such solicitation of proxies. Information regarding Investors’ directors and executive officers is available in its proxy statement, which was filed with the SEC on April 15, 2021, and certain other documents filed by Investors with the SEC. Other information regarding the participants in the solicitation of proxies in respect of the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement to be filed by Investors, the prospectus to be filed by Citizens and other relevant materials to be filed with the SEC. Free copies of these documents, when available, may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ John F. Woods
John F. Woods
Vice Chairman and Chief Financial Officer
Date:  July 28, 2021